  Exhibit 99.1    INDEPENDENCE CONTRACT DRILLING, INC. ANNOUNCES EFFECTIVENESS OF 1-FOR-20 REVERSE STOCK SPLIT HOUSTON, TEXAS, March 11, 2020 / PRNewswire/ – INDEPENDENCE CONTRACT DRILLING, INC. (the “Company” or “ICD”) (NYSE: ICD) announced that its previously disclosed 1-for-20 reverse stock split has become effective at 5:00 p.m. Eastern Time on March 11, 2020 (the “Effective Time”), and the Company’s common stock will begin trading on a split-adjusted basis on the New York Stock Exchange (“NYSE”) as of the market open on March 12, 2020. The CUSIP number for the post-split ICD common stock following the Reverse Stock Split is 453415 606. The reverse stock split reduces the number of issued and outstanding shares of the Company’s common stock from approximately 77,523,973 and 76,241,045 shares, respectively to approximately 3,876,199 and 3,812,052 shares, respectively. The reverse stock split affects all issued and outstanding shares of the Company’s common stock and shares held in treasury, as well as the number of shares of common stock available for issuance under the Company’s stock incentive plans and outstanding awards subject to those plans. The reverse stock split affects all stockholders uniformly and will not alter any stockholder's percentage interest in the Company's outstanding common stock, except for adjustments that may result from the treatment of fractional shares as described below. No fractional shares will be issued as a result of the reverse stock split. The Company will pay to record holders cash in lieu of any fractional shares, which amount will be determined based on the average closing market price of the pre-split shares of ICD common stock on the NYSE, for the ten trading days immediately preceding the day of the Effective Time, with payment for each 1/20th of a post-split share of ICD common stock equal to the average closing price of one share of the pre-split shares of ICD common stock on the NYSE. In connection with the reverse stock split, the Company’s certificate of incorporation has also been amended to reduce the authorized number of shares of the Company’s common stock from 200,000,000 shares to 50,000,000 shares. About Independence Contract Drilling, Inc. Independence Contract Drilling provides land-based contract drilling services for oil and natural gas producers in the United States. The Company constructs, owns and operates a fleet of pad-optimal ShaleDriller rigs that are specifically engineered and designed to accelerate its clients’ production profiles and cash flows from their most technically demanding and economically impactful oil and gas properties. For more information, visit www.icdrilling.com. Forward-Looking Statements This news release contains certain forward-looking statements within the meaning of the federal securities laws. Words such as "anticipated," "estimated," "expected," "planned," "scheduled," "targeted," 1

"believes," "intends," "objectives," "projects," "strategies" and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to Independence Contract Drilling's operations are based on a number of expectations or assumptions which have been used to develop such information and statements but which may prove to be incorrect. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there can be no assurance that actual outcomes and results will not differ materially from those expected by management of Independence Contract Drilling. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the "Risk Factors" section of the Company’s Annual Report on Form 10-K, filed with the SEC and the information included in subsequent amendments and other filings. These forward-looking statements are based on and include our expectations as of the date hereof. Independence Contract Drilling does not undertake any obligation to update or revise such forward-looking statements to reflect events or circumstances that occur, or which Independence Contract Drilling becomes aware of, after the date hereof. INVESTOR CONTACTS: Independence Contract Drilling, Inc. E-mail inquiries to: Investor.relations@icdrilling.com Phone inquiries: (281) 598-1211